Exhibit 99.1

ENDRA Life Sciences Initiates Review of Strategic Alternatives to Maximize Shareholder Value

Board to evaluate a range of alternatives while continuing to support core business priorities

ANN ARBOR, Mich. (March 25, 2026) – ENDRA Life Sciences Inc. (Nasdaq: NDRA) (“ENDRA” or the “Company”), a pioneer in thermoacoustic biomarker imaging for early detection and monitoring of steatotic liver disease (SLD), today announced that its Board of Directors has initiated a process to evaluate a range of strategic alternatives aimed at maximizing shareholder value.

As a part of this process, the Board will evaluate a range of potential alternatives, including, but not limited to strategic investments, mergers, business combinations, in-licensing or collaboration arrangements, asset sales, or sale or merger of the Company.

ENDRA has engaged Lucid Capital Management as its financial advisor and K&L Gates as its legal counsel in connection with this process.

“The Board and management are committed to identifying and evaluating opportunities that may maximize the shareholder value while building on the progress we’ve made advancing ENDRA’s strategic priorities,” said Alexander Tokman, Chief Executive Officer of ENDRA Life Sciences. “We believe this process will help us assess a range of options available to the Company and determine the most appropriate path forward for ENDRA and its shareholders.”

The Company will continue to execute on its strategic and operating initiatives during the review process. The Company has not set a timetable for completion of the process, and does not intend to comment further unless and until additional disclosure is appropriate or required by law.

About ENDRA Life Sciences Inc.

ENDRA Life Sciences is the pioneer of Thermo Acoustic Enhanced UltraSound (TAEUS®), a ground-breaking technology being developed to assess tissue fat content and monitor tissue ablation during minimally invasive procedures, at the point of patient care. TAEUS® is focused on the measurement of fat in the liver as a means to assess and monitor steatotic liver disease and metabolic dysfunction-associated steatohepatitis, chronic liver conditions that affect over two billion people globally, and for which there are no practical diagnostic tools. Our press releases and financial and other material information are routinely posted to and accessible on the Investors section of our website, www.endrainc.com .

Forward-Looking Statements

All statements in this press release that are not based on historical fact are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements—based on certain assumptions and describing our future plans, strategies, and expectations—can generally be identified by the use of terms such as “approximate,” “anticipate,” “attempt,” “believe,” “could,” “estimate,” “expect,” “forecast,” “future,” “goal,” “hope,” “intend,” “may,” “plan,” “possible,” “potential,” “project,” “seek,” “should,” “will,” “would,” or other comparable terms (including the negative of any of the foregoing), although some forward-looking statements are express differently. Each forward-looking statement contained in this release is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement.

Applicable risks and uncertainties include, among others: expectations regarding the review process and the chance that it may not result in any transaction or other strategic outcome.; our limited commercial experience, limited cash resources, and history of losses; our ability to obtain adequate financing to fund operations in the future; risks related to shifts in regulatory, accounting, or tax treatment affecting our treasury activities; the potential impact of any changes in financial reporting requirements; the risk that our stock price may be affected by the performance or valuation of assets held in our treasury; a determination that we are an investment company under the Investment Company Act of 1940; our ability to achieve profitability; delays or changes in regulatory requirements, policies, or guidelines; potential delays in submitting required regulatory applications or other submissions to, or receiving approvals from, the U.S. Food and Drug Administration (“FDA”) or other regulatory agencies; our ability to obtain and maintain required CE mark certifications and secured required FDA and other governmental approvals for our Thermo Acoustic Enhanced Ultrasound (“TAEUS® ”) applications; our ability to develop commercially viable products based on our TAEUS® technology; market acceptance of our technology; the effect of macroeconomic conditions on our business; results of studies, which may be negative or inconclusive; our ability to secure and maintain development partners; reliance on third parties, collaborations, strategic alliances, and licensing arrangements; the competitive landscape in the healthcare industry; our ability to protect our intellectual property; changes in healthcare industry practices or reimbursement policies; our ability to comply with regulations from federal, state, local, and foreign governmental agencies; our ability to maintain compliance with Nasdaq listing standards; our dependence on key members of management; and other risks and uncertainties described in the Risk Factors and Management’s Discussion and Analysis of Financial Condition and Results of Operations sections of the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission.

You should not rely on forward-looking statements as predictions of future events. Forward-looking statements in this press release speak only as of the date of issuance, and ENDRA assumes no obligation to update such statements to reflect actual results or changes in expectations, except as required by law.

Company Contact:

Investor Relations
investors@endrainc.com
www.endrainc.com

Investor Relations Contact:
Yvonne Briggs
Alliance Advisors IR
(310) 691-7100
ybriggs@allianceadvisors.com

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